                                                                   EXHIBIT 11(a)

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 16 to the Registration Statement of Schwab Investments on Form N-1A (Nos. 33-37459 and 811-6200) under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray

                                                              Ropes & Gray

Washington, D.C.
March 26, 1997